                                September 2, 1998


Maxwell Shoe Company Inc.
101 Sprague Street
Hyde Park, Massachusetts  02136

     RE:  Demand Credit Facility
          ----------------------

Ladies and Gentlemen:

     The purpose of this letter is to set forth our mutual understanding concerning a discretionary demand credit facility to be established in favor of Maxwell Shoe Company Inc., a Delaware corporation (the "BORROWER"), by
                                                        --------
BankBoston, N.A. (the "BANK") in a maximum principal amount of $35,000,000
                       ----
(hereinafter, the "MAXIMUM CREDIT AMOUNT").  Capitalized terms used and not
                   ---------------------
otherwise defined herein are defined in SCHEDULE A hereto.
                                        ----------

 1.  DEMAND LINE OF CREDIT.
     ---------------------

     1.1  DEMAND LINE OF CREDIT.  Subject to the terms and conditions contained
          ---------------------
in this Agreement, the Bank has established in favor of the Borrower a demand line of credit (the "LINE OF CREDIT") under which the Bank may make
                     --------------
discretionary advances (the "DEMAND LOANS") in such amounts as may be requested
                             ------------
by the Borrower, provided that the sum of (a) the aggregate amount of Demand
                 --------
Loans outstanding hereunder (after giving effect to all amounts requested) plus
                                                                           ----
(b) the LC Exposure Amount, shall at no time exceed the Maximum Credit Amount. The Line of Credit shall expire on the Expiration Date, unless sooner terminated at the sole discretion of the Bank. The Demand Loans shall be evidenced by the Borrower's demand promissory note in the form attached as EXHIBIT 1 hereto (the
                                                          ---------
"DEMAND NOTE"), payable to the order of the Bank, which Demand Note is hereby
 -----------
incorporated herein by reference and made a part hereof.

THE PARTIES ACKNOWLEDGE AND AGREE THAT DEMAND LOANS UNDER THE LINE OF CREDIT WILL BE MADE, AND THE LINE OF CREDIT MAY BE TERMINATED OR REDUCED AT ANY TIME, BY THE BANK IN ITS SOLE DISCRETION AND THAT THE BANK MAY MAKE DEMAND FOR REPAYMENT OF THE DEMAND LOANS AT ANY TIME IN ITS SOLE DISCRETION. WITHOUT LIMITING IN ANY WAY THE BANK'S DISCRETION REGARDING THE DEMAND LOANS OR THE LINE OF CREDIT, THE BORROWER ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS SET FORTH IN THIS AGREEMENT ARE MADE SOLELY AS AN INDUCEMENT TO THE BANK TO ESTABLISH THE LINE OF CREDIT HEREUNDER AND SHALL NOT IN ANY WAY RESTRICT OR COMPROMISE THE BANK'S DISCRETIONARY RIGHTS TO

DEMAND PAYMENT UNDER THE DEMAND NOTE. YOU HEREBY FURTHER ACKNOWLEDGE AND AGREE THAT THE AGREEMENTS CONTAINED HEREIN ARE CONDITIONS PRECEDENT TO THE ESTABLISHMENT OF THE LINE OF CREDIT AND THE MAKING OF THE DEMAND LOANS, AND THAT SUCH AGREEMENTS SHALL NOT BE DEEMED FOR ANY REASON TO BE ALL INCLUSIVE OR TO APPLY TO OR GOVERN EVENTS OR CIRCUMSTANCES WHICH MAY OCCUR, OR CONCERNS WHICH MAY ARISE, AFTER THE DATE HEREOF.

     The occurrence of a breach of any covenant of the Borrower herein, or the determination by the Bank that any representation or warranty now or hereafter made by the Borrower to the Bank was not true or accurate in any material respect when given, shall not be a prerequisite to the Bank's making demand or requiring payment of Demand Loans or refusing to make Demand Loans. The Bank agrees to notify the Borrower promptly following any reduction or termination of the Line of Credit.

     1.2. DEMAND LOAN ACCOUNT.  The Bank shall record in an account on its
          -------------------
books (the "DEMAND LOAN ACCOUNT") in accordance with customary accounting
            -------------------
practices (a) all Demand Loans, (b) all payments made by the Borrower on account of Demand Loans and other amounts payable by the Borrower hereunder, and (c) all interest, fees, charges and expenses payable by the Borrower hereunder. At the option of the Bank, prior to the Expiration Date, all payments of interest on the Demand Note and all LC Draw Obligations shall be charged directly to the Demand Loan Account. The debit balance of the Demand Loan Account shall reflect the amount of the Borrower's obligations to the Bank from time to time in respect of Demand Loans and other amounts payable by the Borrower hereunder. At least once each month the Bank may render a statement of account showing as of its date the debit balance of the Demand Loan Account which, unless within 30 days of such date notice to the contrary is received by the Bank from the Borrower, shall be deemed true and correct absent demonstrable error.

     1.3. LOAN DISBURSEMENTS.  The proceeds of Demand Loans made by the Bank
          ------------------
shall be deposited by the Bank in immediately available funds in the Borrower's primary operating account with the Bank.

 2.  INTEREST.
     --------

     2.1. INTEREST RATES.
          --------------

     (a) At the Borrower's option, subject to the terms hereof, each Demand Loan (or one or more portions thereof) shall bear interest from the date advanced until payment in full at (a) the Base Rate or (b) the Adjusted Eurodollar Rate plus one percent (1.0%).
                ----

     (b) Interest on Demand Loans bearing interest based upon the Base Rate ("BASE RATE LOANS") shall be due and payable, without setoff, deduction or
-----------------
counterclaim, quarterly in arrears on the last day of each calendar quarter, beginning June 30, 1998, and ON DEMAND. The rate on Base Rate Loans shall change on the date of any change in the applicable Base Rate.

     (c) Interest on Demand Loans bearing interest based upon the Adjusted Eurodollar Rate ("EURODOLLAR LOANS") shall be due and payable, without setoff,
                  ----------------
deduction or counterclaim, in arrears, on the last day of the related Interest Period, and ON DEMAND; provided, however, in the case of any Demand Loan having an Interest Period longer than three (3) months, such interest shall be due and payable every three (3) months after the beginning thereof and ON DEMAND.

     (d) Interest on Eurodollar Loans shall be computed on the basis of the actual number of days elapsed over a 360-day year and interest on Base Rate Loans and fees and expenses hereunder shall be computed on the basis of the actual number of days elapsed over a 365-day year. Except as otherwise provided in the definition of the term "Interest Period" with respect to the Eurodollar Loans, if any payment hereunder or under the Demand Note shall be due and payable on a day which is not a Business Day, such payment shall be deemed due on the next following Business Day and interest shall be payable at the applicable rate specified herein through such extension period.

     2.2. DEFAULT RATE.  To the extent permitted by law, interest on overdue
          ------------
principal, interest and other amounts due under the Demand Note or this Agreement shall be payable on demand at a rate per annum equal to 2% above the otherwise applicable interest rate.

 3.  REQUESTS FOR DEMAND LOANS; TYPES OF DEMAND LOANS.
     ------------------------------------------------

     (a) Except as otherwise provided in the Cash Management Agreement, requests by the Borrower for Demand Loans shall be made in a manner satisfactory to the Bank. Each such request shall be made by the Borrower no later than (a) 11:00 A.M. (Boston time) on the proposed date of any Base Rate Loan and (b) 1:00 P.M. (Boston time) on the third Business Day prior to the proposed date of any Eurodollar Loan. Each such request shall specify (i) the principal amount thereof, (ii) the proposed date thereof, (iii) if such Demand Loan is an Eurodollar Loan, the Interest Period thereof and (iv) whether a Base Rate Loan or a Eurodollar Loan. Each such request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept (if the Bank, in its sole discretion, agrees to honor a request for a Demand Loan) the Demand Loan so requested on the proposed date. Each Eurodollar Loan requested shall be in a minimum amount of $1,000,000; provided, that at no time shall there be more than five separate Interest Periods applicable to outstanding Eurodollar Loans. The Borrower may elect from time to time to convert any outstanding Demand Loan to a Base Rate Loan or Eurodollar Loan, as the case may be, provided that (i) with
                                                       --------
respect to any such conversion of Eurodollar Loans to Base Rate Loans, the Borrower shall provide the Bank with notice in the form requested by the Bank by 11:00 A.M. (Boston time) on the date of such proposed conversion; (ii) with respect to any such conversion of Base Rate Loans to Eurodollar Loans, the Borrower shall provide such notice by 1:00 P.M. (Boston Time) at least two (2) Business Days prior to the date of such proposed conversion; (iii) with respect to any such conversion of a Eurodollar Loan into Base Rate Loan, such conversion shall only be made on the last day of the related Interests Period; (iv) no Base Rate Loans may be converted into Eurodollar Loans after the earlier of demand on the Demand Note or the Expiration Date; and (v) any conversion of less than all of the outstanding Base Rate Loans into Eurodollar Loans shall be in a minimum aggregate principal amount of $1,000,000.

     (b) The Borrower may continue any Eurodollar Loan as such upon the expiration of the related Interest Period by providing the Bank with two (2) Business Days' written notice thereof in the form requested by the Bank; provided that no Eurodollar Loans may be continued after demand on the Demand
--------
Note or the Expiration Date. Base Rate Loans shall be deemed to continue as such until Bank's receipt of an appropriate notice requesting conversion thereof to Eurodollar Loans.

 4.  PAYMENTS AND PREPAYMENTS OF PRINCIPAL.
     -------------------------------------

     4.1. PREPAYMENTS, ETC.  The principal amount of the Demand Note may be
          ----------------
prepaid, in whole or in part, at any time without premium or penalty, other than any payments due in accordance with SECTION 4.3 in respect of Eurodollar Loans so prepaid. Amounts so prepaid under the Demand Note may be borrowed and reborrowed from time to time, subject to the Bank's sole discretion. In the event the outstanding principal amount of Demand Loans plus the Letter of Credit Exposure exceeds the Maximum Credit Amount, the Borrower shall immediately pay such excess amount in cash to the Bank to be credited to the Demand Loan Account, together with any payments due in accordance with SECTION 4.3.

     4.2. PAYMENTS.  On demand, or if no demand is made prior to the Expiration
          --------
Date, on the Expiration Date, the Borrower shall repay, without set-off, deduction or counterclaim, all outstanding principal under the Demand Note, together with all unpaid interest thereon and all fees and other amounts due hereunder

     4.3. PAYMENTS BEFORE END OF INTEREST PERIOD.  The Borrower agrees to
          --------------------------------------
indemnify and hold the Bank harmless from and against any loss, cost or expense (including interest or fees payable to Banks of funds obtained by it in order to maintain any Eurodollar Loans less reinvestment income, and in any event
                              ----
excluding loss of anticipated profits) it may sustain as a consequence of (a) the Borrower's failure to pay the principal amount of any Eurodollar Loan as and when due (whether at the Expiration Date, by reason of demand or otherwise) or the payment of any Eurodollar Loan on a date that is not the last day of the Interest Period applicable thereto, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given a notice relating thereto, or (c) the making of any payment of a Eurodollar Loan or the making of any conversion of any such Eurodollar Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable to Banks of funds obtained in order to maintain any such Eurodollar Loans. The Borrower shall pay such amount within 15 days after presentation by the Bank of a statement setting forth the amount and the Bank's calculation thereof pursuant hereto, which statement shall be deemed true and correct absent demonstrable error.

 5.  LETTERS OF CREDIT
     -----------------

     5.1. ISSUANCE OF LETTERS OF CREDIT.  Subject to all the terms and
          -----------------------------
conditions of this Agreement, from time to time prior to the earlier of the Expiration Date or demand hereunder, the Bank may, in its sole discretion, issue for the account of the Borrower one or more irrevocable documentary or stand-by letters of credit (the "LETTERS OF CREDIT"). The sum of (a) the LC Exposure
                        -----------------
Amount plus (b) the aggregate amount of Demand Loans outstanding shall at no
       ----
time exceed the Maximum Credit Amount. The occurrence of a breach of any covenant of the Borrower herein, or the determination by the Bank that any representation or warranty now or hereafter made by the Borrower to Bank was not true or accurate in any material respect when given, shall not be a prerequisite to the Bank's refusing to issue any Letter of Credit hereunder or to demand payment hereunder.

     5.2  CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT; ETC.
          ------------------------------------------------

     (a) In its sole discretion, the Bank may, from time to time, agree to issue, extend or renew any Letter of Credit subject to the following conditions:

          (i) Such Letter of Credit may provide for payment in U.S. Dollars or other currencies as requested by the Borrower and shall expire by its terms no later than the earlier to occur of (A) five (5) Business Days prior to the Expiration Date and (B) one year from the date of its issuance (which expiration date may be extended in the sole discretion of the Bank for additional one year periods ending prior to the date referred to in clause
                 (A), above);

          (ii) The form and terms of each Letter of Credit shall be acceptable to the Bank; and

          (iii) Each Letter of Credit shall be issued to support obligations of the Borrower incurred in the ordinary course of its business.

     (b) Whenever the Borrower desires to have a Letter of Credit issued, extended or renewed, the Borrower will furnish to the Bank a written application (on the Bank's customary form) therefor which shall (A) be received by the Bank not less than three Business Days prior to the proposed date of issuance, extension or renewal in the case of a stand-by Letter of Credit, and one Business Day prior to the proposed date of issuance, extension or renewal, in the case of a documentary Letter of Credit (unless Borrower furnishes such request to the Bank through the Bank's "trade key services" procedures in which event such request shall be received by the Bank on the same Business Day) and
(B) specify (1) such proposed date (which must be a Business Day), (2) the expiration date of such Letter of Credit, (3) the name and address of the beneficiary of the Letter of Credit, (4) the amount of such Letter of Credit, and (5) the purpose and proposed form of such Letter of Credit. Each Letter of Credit shall be subject to the Uniform Customs Act and, to the extent not inconsistent therewith, the laws of the Commonwealth of Massachusetts. In the event and to the extent that any provision of such application shall be inconsistent with any provision of this Agreement, then the provisions of this Agreement shall govern.

     5.3.  LC DRAW OBLIGATIONS OF THE BORROWER.  In order to induce the Bank to
           -----------------------------------
issue, extend and renew each Letter of Credit (which the Bank may do in each instance in its sole discretion), the Borrower hereby agrees to reimburse or pay to the Bank:

     (a) except as otherwise expressly provided in clause (b), after notice from the Bank that any draft presented under such Letter of Credit has been honored by the Bank (i) the amount paid by the Bank under or with respect to such Letter of Credit, plus interest accrued thereon as provided below, and (ii) the amount of any taxes, fees, charges or other reasonable costs and expenses incurred by the Bank in connection with any payment made by the Bank under or with respect to such Letter of Credit; and

     (b) on the Expiration Date or earlier, if demand is made by the Bank, an amount equal to the LC Exposure Amount, which amount shall be held by the Bank as cash collateral for all existing unpaid and potential LC Draw Obligations.

Interest shall accrue on any and all amounts remaining unpaid by the Borrower under this Section 5.3 at any time from the date a draft under a Letter of Credit is honored until the date the LC Draw Obligation is paid by the Borrower at the rate of interest specified in Section 2.2 and shall be payable to the Bank on demand.

     5.4. DEMAND LOANS TO SATISFY LC DRAW OBLIGATIONS.  Unless the Borrower has
          -------------------------------------------
previously satisfied an LC Draw Obligation as demanded, the Bank, in its sole discretion, may make a Demand Loan which is a Base Rate Loan, and the Borrower shall be deemed to have elected to satisfy such LC Draw Obligation arising under
Section 5.3 above by borrowing a Demand Loan which is a Base Rate Loan in the amount thereof and applying the proceeds thereto.

     5.5. REFUNDED AMOUNTS.  Unless the Borrower has otherwise failed to
          ----------------
satisfy its obligations hereunder upon demand, the Bank shall reimburse the Borrower upon the expiration of each Letter of Credit with respect to which the Borrower has satisfied an LC Draw Obligation pursuant to the cash collateral requirement of Section 5.3(b), an amount equal to the difference between the amount of such cash collateral delivered to the Bank for such Letter of Credit, less the amounts of such cash collateral used to pay LC Draw Obligations and taxes, fees, charges and other reasonable costs and expenses of the Bank in connection therewith.

     5.6. BORROWER'S OBLIGATIONS ABSOLUTE.  The Borrower assumes all risks in
          -------------------------------
connection with the Letters of Credit. The Borrower's obligations with respect to Letters of Credit under this Agreement shall be absolute and unconditional under any and all circumstances or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Bank or any beneficiary of a Letter of Credit. The Borrower also agrees that the Bank shall not be responsible for, and the Borrower's LC Draw Obligations shall not be affected by, among other things, (i) the validity, genuineness or enforceability of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, or (ii) any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and in the absence of gross negligence and willful misconduct, shall be binding upon the Borrower and shall not subject the Bank to any liability to the Borrower. The Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person and upon advice and statements of legal counsel, independent accountants and other experts selected by the Bank.

     5.7. LETTER OF CREDIT FEE.  In order to induce the Bank to issue, extend
          --------------------
and renew each Letter of Credit, the Borrower hereby agrees to pay a fee (in each case, a "LETTER OF CREDIT FEE") to the Bank, for each day on the undrawn
              --------------------
amount under such Letter of Credit on such day at a rate per annum equal to the standard set forth on the Letter of Credit Fee Schedule attached hereto and made a part hereof. In addition, the Borrower shall pay to the Bank any and all standard charges customarily made by the Bank in connection with such issuance, extension or renewal.

 6.  CHANGED CIRCUMSTANCES.
     ---------------------

     6.1. EURODOLLAR LOANS.  In the event that:
          ----------------

          (a) on any date on which the Adjusted Eurodollar Rate would otherwise be set, the Bank shall have determined in good faith (which determination shall be final and conclusive) that adequate and fair means do not exist for ascertaining the Interbank Offered Rate in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of the Bank in respect of its Eurodollar Loans are then being conducted, or

          (b) at any time the Bank shall have determined in good faith (which determination shall be final and conclusive) that:

               (i) the making or continuation of, or conversion of any Base Rate Loan to, a Eurodollar Loan has been made impracticable or unlawful by (1) the occurrence of a contingency that materially and adversely affects the interbank eurodollar market by reference to which the Bank determined an applicable Adjusted Eurodollar Rate or where the eurodollar and foreign currency and exchange operations in respect of the Bank's Eurodollar Loans are then being conducted or (2) compliance by the Bank in good faith with any future applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

               (ii) the Adjusted Eurodollar Rate shall no longer represent the effective cost to the Bank for U.S. dollar deposits in the interbank market for eurodollar deposits where the eurodollar and foreign currency and exchange operations in respect of the Bank's Eurodollar Loans are then being conducted;

then, and in any such event, the Bank shall so notify the Borrower. Until the Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the obligation of the Banks to allow selection by the Borrower of Eurodollar Loans shall be suspended. If at the time the Bank so notifies the Borrower, the Borrower has previously given the Bank a request for a Eurodollar Loan or has notified the Bank of the Borrower's intention to convert Base Rate Loans to one or more Eurodollar Loans but such Demand Loans have not yet gone into effect, such notification shall be deemed to be void and the Borrower may choose not to borrow such Demand Loans or to borrow, convert or continue such Loans as Base Rate Loans. Upon such date as the Bank shall specify in such notice, the Borrower shall prepay all outstanding Eurodollar Loans, together with interest thereon (but with no obligation to pay any amounts required to be paid pursuant to Section 5.3(b)). In the event that the Bank determines at any time following the giving of notice pursuant to this clause that the Bank may lawfully make Eurodollar Loans, the Bank shall give notice to the Borrower of such determination, whereupon the Borrower's right to request Eurodollar Loans shall be restored.

     6.2. ALL CREDIT EXTENSIONS.  (i) If any change the date hereof in any
          ---------------------
existing or any new law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

          (A) subjects the Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of the Bank imposed by the United States of America or any political subdivision thereof or the jurisdiction in which the Bank is organized or in which it maintains its principal office or in which it maintains the Demand Loans), or

          (B) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or Eurodollar Loans or Letters of Credit issued by the Bank (other than such requirements as are already included in the determination of the Adjusted Eurodollar Rate), or

          (C) imposes upon the Bank any other adverse condition with respect to the Eurodollar Loans or the Letters of Credit or otherwise with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to the Bank, reduce the income receivable by the Bank or impose any expense with respect to any Demand Loan or Letter of Credit (in each case without duplication of amounts described in Section 6.1), the Bank shall so notify the Borrower. The Borrower agrees to pay to the Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, 15 days after presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, in sufficient detail to permit the Borrower to verify the calculation thereof, which statement shall be deemed true and correct absent demonstrable error.

 7.  CAPITAL ADEQUACY.
     ----------------

     The Bank shall notify the Borrower if the Bank determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, in any case, after the date hereof, or (b) any change in the manner or nature of compliance by the Bank or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on the Bank's or such holding company's capital as a consequence of such agreement to make Demand Loans or issue Letters of Credit hereunder to a level below that which the Bank or such holding company could have achieved but for such adoption, change or compliance (taking into consideration the Bank or such holding company's then existing policies with respect to capital adequacy) by any amount deemed by the Bank to be material. The Borrower agrees to pay to the Bank the amount of such reduction of return of capital as and when such reduction is determined, within fifteen (15) days after presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, in sufficient detail to permit the Borrower to verify such calculation, which statement shall be deemed true and correct absent demonstrable error. In determining such amount, the Bank may use any reasonable averaging and attribution methods used by such Person in similar circumstances. The Bank shall not be entitled to compensation under this Section 7 attributable to any period prior to 90 days before the Bank delivers notice to the Borrower as to such determination.

 8.  ACCOUNTS.
     --------

     The Borrower agrees to maintain its primary operating and disbursement accounts with the Bank. The Borrower shall further maintain with the Bank all accounts required pursuant to the Cash Management Agreements. The Borrower authorizes the Bank to charge to any deposit account(s) which the Borrower maintains with the Bank, the principal, interest, fees, charges, and expenses provided for in this Agreement, any Letter of Credit or the Demand Note.

 9.  USE OF PROCEEDS.
     ---------------

     The proceeds of the Demand Loans shall be used for working capital purposes and general corporate purposes; provided, however, the Borrower agrees that it
                                --------  -------
will not, without the prior written consent of the Bank, use proceeds of the Demand Loans in excess of $5,000,000 to fund all or any part of the purchase price for an acquisition of any other Person or its assets. The Letters of Credit shall be used for letter of credit requirements of the Borrower.

10.  REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     To induce the Bank to enter into this Agreement, the Borrower represents and warrants as follows, which representations and warranties shall survive the delivery of the Demand Note, the making of all Demand Loans and the issuance of all Letters of Credit:

    10.1. ORGANIZATION AND QUALIFICATION.  The Borrower (i) is a corporation
          ------------------------------
duly formed, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, (iii) is duly qualified and in good standing as a foreign corporation, and duly authorized to do business, in each jurisdiction where the nature of its properties or business requires such qualification, except where the failure to so qualify will not have a material adverse effect on the Borrower's assets, business, prospects or condition, financial or otherwise (hereinafter, a "MATERIAL ADVERSE EFFECT") and (iv) except as set forth in the Borrower's
------------------------
Periodic Reports, has no subsidiaries.

    10.2. AUTHORIZATION, COMPLIANCE.  The execution, delivery and performance
          -------------------------
of this Agreement and the Demand Note (collectively, as hereafter amended and modified from time to time, the "Loan Documents") and the transactions
                                 --------------
contemplated by this Agreement and the other Loan Documents are within the corporate power and authority of the Borrower and have been authorized by all necessary corporate proceedings, and do not and will not (i) require any consent or approval of the stockholders of the Borrower, (ii) violate the charter documents or by-laws of the Borrower, (iii) violate any law, rule, order or regulation applicable to the Borrower, (iv) contravene any provision of, or constitute (with due notice or lapse of time or both), a default under, any other agreement, instrument, order or undertaking binding on the Borrower, or
(v) result in the creation or imposition of any lien or encumbrance on any of the properties, assets or rights of the Borrower, except to the extent that any such violation, contravention, default or result described in clauses (iii),
(iv) and (v) above does not, individually or in the aggregate, have a Material Adverse Effect.

    10.3. CONSENTS, VALIDITY.   The execution, delivery and performance by the
          ------------------
Borrower of the Loan Documents and the transactions contemplated therein do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority or any other party. The Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

    10.4. FINANCIAL STATEMENTS.  The Borrower has furnished the Bank the
          --------------------
Borrower's financial statements included in the Periodic Reports filed to date. All such financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods specified and present fairly the financial position of the Borrower as of such dates and the results of operations for the periods then ended. There are no liabilities, contingent or otherwise, not disclosed in such financial statements that involve a material amount. Since the date of the most recent Periodic Report filed by the Borrower, there have been no changes in the assets, liabilities, financial condition, business or prospects of the Borrower, other than changes in the ordinary course of business or changes which have not, in the aggregate, had a Material Adverse Effect.

    10.5. TAXES.  The Borrower has filed all federal, state and other material
          -----
tax returns required to be filed, and has paid or made adequate provision for the payment of all material federal, state and other taxes, charges and assessments shown thereon to be due except where the failure to pay the same is being contested in good faith with adequate reserves provided therefor on the books of the Borrower.

    10.6. LITIGATION.  There is no litigation, arbitration, proceeding or
          ----------
investigation pending, or, to the Borrower's knowledge, threatened, against or affecting the Borrower that, if adversely determined, would reasonably be likely
(a) to result in a judgment not fully covered by insurance, where the uncovered portion thereof could have a Material Adverse Effect, or a forfeiture of all or any material part of the Borrower's property, or (b) otherwise to have a Material Adverse Effect.

    10.7. COMPLIANCE WITH LAWS AND AGREEMENTS.  The Borrower is not in (i)
          -----------------------------------
violation of any provision of law (including without limitation all laws relating to injury to, or protection of, human health or the environment and the Employee Retirement Income Security Act of 1974, as amended), or any order, judgment or decree of any court or other agency of government, the violation of which would reasonably be likely to have a Material Adverse Effect, or (ii) default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default could have a Material Adverse Effect.

    10.8. MARGIN STOCK.  The Borrower does not own nor does it have any
          ------------
present intention of acquiring, and no portion of any Demand Loan is to be used for the "purpose of purchasing or carrying", any "margin stock" or "margin security" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. 221 and 224, as amended.

11.  COVENANTS.
     ---------

     The Borrower covenants and agrees that, until the Line of Credit is terminated and so long as any Demand Loan or Letter of Credit remains outstanding:

    11.1. FINANCIAL REPORTING.  The Borrower will furnish to the Bank:
          -------------------

     (a) as soon as available, but in any event within 120 days after each fiscal year-end, the balance sheet of the Borrower as at the end of, and related statements of income, changes in retained earnings and cash flow for, such year, prepared in accordance with GAAP, and audited and certified by the Accountants on an unqualified basis;

     (b) as soon as available, but in any event within 45 days after the end of each fiscal quarter, the balance sheet of the Borrower as at the end of, and related statements of income for the portion of the fiscal year then ended and the fiscal quarter then ended, prepared by the Borrower and certified by the Borrower's chief financial officer in accordance with GAAP;

     (c) within 60 days after the beginning of each fiscal year, pro forma projections for the Borrower for such fiscal year, prepared on a monthly basis, including projected balance sheets, income statements, cash flow statements and such other statements as the Bank may reasonably request and in form and substance satisfactory to the Bank, all prepared on a basis consistent with the audited financial statements required by Section 11.1(a);

     (d) from time to time, such other financial data and information about the Borrower and its assets, as the Bank may reasonably request; and

     (e) promptly upon the distribution or filing of same, registration statements, prospectives and amendments and supplements thereto and copies of all Periodic Reports, and all reports and other significant communications distributed to the Borrower's shareholders or filed with the S.E.C.

    11.2. INDEBTEDNESS; ENCUMBRANCES.  The Borrower will not create, incur,
          --------------------------
assume or suffer to exist (a) any direct or contingent indebtedness except: (i) existing indebtedness as of the date hereof, (ii) indebtedness to the Bank,
(iii) ordinary course endorsements, (iv) purchase money indebtedness, (v) capital leases and (vi) other indebtedness (in addition to (i)-(v)) at any one time outstanding not in excess of $1,000,000 or (b) any mortgage, pledge, security interest, lien or other charge or encumbrance, including the lien or retained security title of a conditional vendor upon or with respect to any of its property or assets ("ENCUMBRANCES"), or assign or otherwise convey any right
                         ------------
to receive income, except: (i) Encumbrances in favor of the Bank; (ii) Encumbrances for taxes, fees, assessments and other governmental charges which are not yet delinquent; (iii) subordinate landlords' and lessors' liens in respect of rent not in default or liens in respect of pledges or deposits under worker's compensation, unemployment insurance, social security laws or similar legislation (other than ERISA) or in connection with appeal and similar bonds incidental to litigation; (iv) mechanics', laborers' and materialmen's and similar liens, if the obligations secured by such liens are not then delinquent;
(v) liens securing the performance of bids, tenders, contracts (other than for the payment of money); (vi) statutory obligations incidental to the conduct of its business and that do not in the aggregate materially detract from the value of the Borrower's property or materially impair the use thereof; and (vii) Encumbrances securing purchase money indebtedness, provided that the obligations secured thereby do not exceed the lesser of cost or fair market value of the property covered thereby and each such Encumbrance is at all times limited solely to the item or items of property so acquired.

    11.3. MAINTENANCE AND INSURANCE.  The Borrower will comply with all laws
          -------------------------
and maintain and keep its properties in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto so that its business may be properly and advantageously conducted at all times. The Borrower at all times will maintain insurance, in such amounts (including, without limitation, so-called "all-perils" coverage at replacement value, "broad form" liability coverage and business interruption insurance and, as to motor vehicles, collision insurance), against such hazards and liabilities and for such purposes as the Bank shall determine is reasonable to insure the value of its assets and as is customary in the industry for companies of established reputation engaged in the same or similar businesses and owning or operating similar properties (the Bank having approved the Borrower's current insurance coverage). The Bank shall be named as additional insured and shall be given 30 days' advance notice of any cancellation or material change in form of insurance.

    11.4. NEGATIVE PLEDGES, ETC.  Without the Bank's prior written consent,
          ---------------------
the Borrower will not enter into any agreement (excluding this Agreement) prohibiting (a) the Borrower from amending or otherwise modifying this Agreement, or (b) the creation or assumption of any Encumbrance upon the properties, revenues or assets of the Borrower, whether now owned or hereafter acquired.

    11.5. OTHER COVENANTS.  Without the Bank's prior written consent, the
          ---------------
Borrower will not (a) make any dividend or distribution to the Borrower's shareholders, (b) dissolve, liquidate, merge or consolidate with any other Person or (c) sell, lease or otherwise dispose of assets or properties, other than (i) in the ordinary course of business and (ii) sales of assets or properties having a fair market value (as determined in good faith by the Borrower) of less than $3,000,000 in each instance. The Borrower shall, promptly upon the Bank's request, execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank from time to time to effect the purposes of the Loan Documents.

12.  CERTAIN REMEDIES AFTER DEMAND; ETC.
     ----------------------------------

     In the event the Borrower shall fail to pay all of the amounts owed to the Bank under this Agreement and the Demand Note on or before the earlier to occur of demand by the Bank or the Expiration Date, or in the event of the filing of any bankruptcy proceeding by or against the Borrower under the Federal Bankruptcy Code, (a) the Line of Credit shall terminate and the Bank may exercise any and all rights it has under any of the Loan Documents, or at law or in equity, and proceed to protect the Bank's rights by any action at law, in equity or other appropriate proceedings and (b) the Borrower shall, on written demand by the Bank, deliver to the Bank cash collateral in an amount equal to the LC Exposure Amount. After the entire LC Exposure Amount shall have been satisfied and all other direct or indirect obligations of the Borrower to the Bank hereunder shall have been paid in full, the balance, if any, of such cash collateral shall be returned to the Borrower.

13.  GENERAL.
     -------

     No failure or delay by the Bank in exercising any right, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein and in the Demand Note are cumulative and not exclusive of any rights or remedies otherwise provided by agreement or law. Neither this Agreement nor the Demand Note nor any provision hereof or thereof may be amended, waived, discharged or terminated except by a written instrument signed by the Bank and, in the case of amendments, by the Borrower. THIS AGREEMENT AND THE DEMAND NOTE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER SEAL AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS CONTAINED THEREIN). This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, including any holder of the Loan Documents; provided that the Borrower
                                                     --------
may not assign or transfer its rights or obligations hereunder. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto were upon the same instrument.

14.  WAIVER OF JURY TRIAL.
     --------------------

     EACH OF THE BORROWER AND THE BANK AGREES THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE BORROWER OR THE BANK, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO ANY OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

15.  CONSENT TO JURISDICTION.
     -----------------------

     THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF THE BORROWER'S OBLIGATIONS UNDER OR WITH RESPECT TO THE DEMAND NOTE OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

16.  NOTICES.
     -------

     Unless otherwise specified herein, all notices hereunder to any party hereto shall be in writing and shall be deemed to have been given when (a) delivered by hand, (b) three days after mailing by certified mail, return receipt requested, or (c) immediately after delivery, by telex, answerback received or electronic facsimile transmission, or to the telegraph company or overnight courier; in each case addressed to such party at its address indicated below:

     (a)  If to the Borrower:

          Maxwell Shoe Company Inc.
          101 Sprague Street
          Hyde Park, MA  02137
          Attention:  Richard J. Bakos
          Telecopier No.:  (617) 364-9058

          and with a copy to:

          Gibson, Dunn & Crutcher LLP
          333 S. Grand Avenue
          Los Angeles, CA  90071
          Attention:  Brian D. Kilb, Esq.
          Telecopier No.:  (213) 229-7520

     (b)  If to the Bank:

          BankBoston, N.A.
          100 Federal Street
          Mail Stop:  01-07-07
          Boston, Massachusetts  02110
          Attention:  Jeffrey R. Westling, Director
          Telecopier No.:  (617) 434-4426

          with a copy to:

          James I. Rubens, Esq.
          Edwards & Angell, LLP
          101 Federal Street, 23rd Floor
          Boston, Massachusetts  02110
          Telecopier No.:  (617) 439-4170

or to any other address specified by such party in writing.

     If the foregoing correctly sets forth your understanding as to the matters contained herein, please sign and return the enclosed counterpart of this Agreement to the Bank.

                                   BANKBOSTON, N.A.



                                   By: /s/ Barbara D. Searle, Vice President
                                      --------------------------------------
                                       Barbara D. Searle, Vice President


ACCEPTED AND AGREED
TO AS OF September 2, 1998


                                   MAXWELL SHOE COMPANY INC.



                                   By: /s/ Mark Cocozza, President
                                      ----------------------------
                                       Mark Cocozza, President

                                  SCHEDULE A
                                  ----------

                                  DEFINITIONS
                                  -----------


     Accountants:  Ernst & Young LLP, Arthur Andersen & Co., LLP or other
     -----------
independent certified public accountants of nationally-recognized standing.

     Adjusted Eurodollar Rate:  As applied to any Interest Period, the rate per
     ------------------------
annum determined pursuant to the following formula:

     AER =  [   IOR   ]*
           --------------
            [1.00 - RP]

     AER = Adjusted Eurodollar Rate
     IOR = Interbank Offered Rate
     RP  = Reserve Percentage

     *The amount in brackets shall be rounded upwards, if necessary, to the next higher 1/100th of 1%.

     Where:

          The "Interbank Offered Rates" applicable to any Eurodollar Loan for
               -----------------------
     any Interest Period means the rate of interest (rounded upward, if necessary, to the nearest 1/16th of 1%) determined by the Bank to be the prevailing rate per annum at which deposits in U.S. dollars are offered to the Bank by first-class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted on or about 10:00 a.m. (Boston time) two (2) Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply for a period of time approximately equal to such Interest Period; and

          The "Reserve Percentage" applicable to any Interest Period means the
               ------------------
     aggregate of the rates (expressed as a decimal) applicable to the Bank during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or other governmental authority having jurisdiction with respect thereto) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency or marginal reserve requirement) of the Bank with respect to "Eurocurrency liabilities" as that term is defined under such regulations.

     The Adjusted Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Reserve Percentage.

     Base Rate:  The higher of (i) the annual rate of interest announced from
     ---------
time to time by the Bank at its head office as its Base Rate, and (ii) the Federal Funds Effective Rate plus 1/2 of 1% per annum. The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Bank in connection with extensions of credit.

     Base Rate Loan:  Any Demand Loan bearing interest calculated by reference
     --------------
to the Base Rate.

     Borrower:  See the Preamble.
     --------

     Business Day:  (i) For all purposes other than as covered by clause (ii)
     ------------
below, any day, other than a Saturday, Sunday or legal holiday, on which banks in Boston, Massachusetts are open for the transaction of a substantial part of their commercial banking business; and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day that is a Business Day described in clause (i) and that is also a day for trading by and between banks in U.S. Dollar deposits in the relevant interbank eurodollar market.

     Cash Management Agreement:  Any Cash Management Master Agreement entered
     -------------------------
into between the Bank and the Borrower from time to time, as from time to time in effect, including all schedules and addenda attached thereto, relating to cash management, sweep account or similar services provided by the Bank to the Borrower allowing for daily advances and repayments in connection with the Borrower's daily operations and working capital requirements.

     Code:  The Internal Revenue Code of 1986 and the rules and regulations
     ----
promulgated thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

     Demand Loan:  See Section 1.1
     -----------

     Demand Loan Account:  See Section 1.2
     -------------------

     Demand Note:  See Section 1.1
     -----------

     Encumbrances:  See Section 11.2.
     ------------

     Environmental Laws:  Any and all applicable federal, state and local
     ------------------
environmental, health or safety statutes, laws, regulations, rules, ordinances, policies and rules or common law (whether now existing or hereafter enacted or promulgated), of all governmental agencies, bureaus or departments which may now or hereafter have jurisdiction over the Borrower or any of its Subsidiaries and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations, relating to the effect of the environment on human health and safety or injury to, or the protection of, the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, investigation, remediation and removal of emissions, discharges, releases or threatened releases of

Hazardous Materials, pollutants or contaminants whether solid, liquid or gaseous in nature, into the environment or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of such Hazardous Materials, pollutants or contaminant. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as enacted and promulgated from time to time: (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, (42 U.S.C. (S)(S)9601 et seq.); (b) the Resource Conservation and Recovery Act
                      -------
of 1976 (42 U.S.C. (S)(S)6901 et seq. ); (c) the Hazardous Materials
                              -------
Transportation Act (49 U.S.C. (S)(S)1801 et seq.); (d) the Toxic Substances
                                         -------
Control Act (15 U.S.C. (S)(S)2601 et seq.); (e) the Clean Water Act (33 U.S.C.
                                  -------
(S)(S)1251 et seq.); (f) the Clean Air Act (42 U.S.C. (S)(S)7401 et seq.); (g)
           -------                                               -------
the Safe Drinking Water Act (42 U.S.C. (S)300 et seq.); (h) the National
                                              -------
Environmental Policy Act of 1969 (42 U.S.C. (S)(S)4321); (i) the Superfund Amendment and Reauthorization Act of 1986 (codified in 42 U.S.C.); and (j) Title III of the Superfund Amendment and Reauthorization Act (42 U.S.C. (S)(S)11001 et
                                                                              --
seq.) and any state or local laws of similar substance and effect.
----

     ERISA:  The Employee Retirement Income Security Act of 1974 and the rules
     -----
and regulations thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

     Eurodollar Loan:  Any Demand Loan bearing interest at a rate calculated by
     ---------------
reference to the Adjusted Eurodollar Rate.

     Expiration Date:  April 30, 1999, subject to renewal for one or more
     ---------------
additional one-year periods at the Bank's sole discretion, unless sooner terminated by demand by the Bank in the Bank's sole discretion.

     Federal Funds Effective Rate:  For any day, a fluctuating interest rate per
     ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal funds brokers of recognized standing selected by the Bank.

     GAAP:  For all purposes of this agreement, GAAP shall mean the generally
     ----
accepted accounting principles in effect from time to time, applied on a consistent basis with past financial statements (except for changes with which the Accountants concur).

     Guaranty or Guarantees:  All guarantee(s), endorsement(s) (other than
     ----------------------
endorsements of instruments for collection in the ordinary course of business) or other contingent or surety obligation(s) of the Borrower with respect to obligations of others, whether or not reflected on the Borrower's balance sheet, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other person or entity.

     Hazardous Material:  Any substance (a) the presence of which requires or
     ------------------
may hereafter require notification, investigation or remediation under any Environmental Law; (b) which is or becomes defined as a "hazardous waste", "hazardous material", "hazardous material or oil" or "hazardous substance" or "controlled industrial waste" or "pollutant" or "contaminant" or "chemical substance or mixture" under any present or future Environmental Law or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)(S)9601 et
                                                                             --
seq.) and any applicable local statutes and the regulations promulgated
---
thereunder; (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof to the extent any of the foregoing has or had jurisdiction over the Borrower; or (d) without limitation, which contains gasoline, diesel fuel or other petroleum products, asbestos or polychlorinated biphenyls.

     Interest Period:  With respect to each Eurodollar Loan, the period
     ---------------
commencing on the date of the making or continuation of or conversion to such Eurodollar Loan and ending one, two, three or six months thereafter, as the Borrower may elect in request made pursuant to Section 3(a) or (b); provided that:

     (i) any Interest Period (other than an Interest Period determined pursuant to clause (iv) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of Eurodollar Loans, such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

     (ii) if the Borrower shall fail to give notice as provided in Section 3(b), the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

     (iii) any Interest Period relating to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is not numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iv) below, end on the last Business Day of a calendar month;

     (iv) any Interest Period related to a Eurodollar Loan that would otherwise end after the Expiration Date shall end on the Expiration Date; and

     (v) notwithstanding clause (iv) above, no Interest Period relating to a Eurodollar Loan shall have a duration of less than one month.

     LC Draw Obligation:  The Borrower's obligation to reimburse the Bank on
     ------------------
account of any drawing under any Letter of Credit as provided in Section 5.3.

     LC Exposure Amount:  At any time, the sum of (i) the aggregate undrawn face
     ------------------
amount of all Letters of Credit outstanding at such time, and (ii) the aggregate amount of all drawings under Letters of Credit for which the Bank shall not have been reimbursed by the Borrower as provided in Section 5.3.

     Bank:  See the Preamble.
     ----

     Letter of Credit:  See Section 5.1.
     ----------------

     Letter of Credit Documents:  See Section 5.7.
     --------------------------

     Line of Credit:  See Section 1.1.
     --------------

     Letter of Credit Fee:  See Section 2.8(i).
     --------------------

     Letter of Credit Fee Schedule:  A schedule attached hereto, as the same may
     -----------------------------
be amended, modified or supplemented from time to time by the Bank and the Borrower.

     Loan Documents:  Collectively, this Agreement, the Note, the Letters of
     --------------
Credit, and any and all other agreements, instruments, certificates or reports executed by the Borrower in connection with this Agreement, as amended from time to time.

     Loans:  Collectively, the Demand Loans.
     -----

     Margin Stock:  See Section 10.8.
     ------------

     Obligations:  Any and all obligations of the Borrower or any of its
     -----------
Subsidiaries to the Bank or any Bank of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, arising under this Agreement, the Demand Note, the Letters of Credit, or any of the other Loan Documents.

     PBGC:  The Pension Benefit Guaranty Corporation or any entity succeeding to
     ----
any or all of its functions under ERISA

     Periodic Reports:  All regular and periodic reports filed or required to be
     ----------------
filed by the Borrower within the S.E.C. or any securities exchange, including, without limitation, reports on Form 10K, Form 10Q or Form 8K).

     Person:  Any individual, corporation, limited liability company,
     ------
partnership, joint venture, trust or unincorporated organization or any government or any agency or political subdivision thereof.

     Plan:  At any time, an employee pension or other benefit plan that is
     ----
subject to Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (a) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (b) if such Plan is established or maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.

     S.E.C.:  The U.S. Securities and Exchange Commission.
     ------

     Subsidiary:  (a) Any corporation, association, joint stock company,
     ----------
business trust or other similar organization of which 50% or more of the ordinary voting power for the election of a majority of the members of the board of directors or other governing body of such entity is held or controlled by the Borrower or a Subsidiary of the Borrower; or (b) any other such organization the management of which is directly or indirectly controlled by the Borrower or a Subsidiary of the Borrower through the exercise of voting power or otherwise.

                         LETTER OF CREDIT FEE SCHEDULE
                         -----------------------------


     The following prices will be charged to the Borrower for all letters of credit issued by the Bank for beneficiaries in India, Italy, Panama and United States. These letters of credit will continued to be advised and negotiated by an overseas bank as designated by the beneficiary.

Issuance                           Waived
Amendments                         Waived
Negotiation                        1/10% (min. $40.00)
Telex Advice                       $15.00
Cancellation/Unitilized            $50.00

Discrepancy processing             $60.00 per drawing
Funds Transfer                     $25.00 per transfer

                                   EXHIBIT A
                                   ---------


                            DEMAND PROMISSORY NOTE
                            ----------------------



$35,000,000                                   Boston, Massachusetts
                                              September ____, 1998


     FOR VALUE RECEIVED, MAXWELL SHOE COMPANY INC., a Delaware corporation
(the "Borrower"), hereby promises to pay to BANKBOSTON, N.A. (the "Bank"), or
      --------                                                     ----
order, ON DEMAND or, if no demand is made, on the Expiration Date (as defined in the Demand Loan Agreement referred below), the principal amount of $35,000,000 or, if less, the aggregate unpaid principal amount of advances made by the Bank to the Borrower pursuant to the letter agreement dated as of the date hereof by and between the Borrower and the Bank (as amended or extended from time to time, the "Demand Loan Agreement"), together with interest thereon at the rate or
     ---------------------
rates provided in the Demand Loan Agreement, payable in arrears, without set-off, deduction or counterclaim, ON DEMAND or, if no demand is made, on the dates specified in the Demand Loan Agreement, and at the maturity of this Note, whether by payment or prepayment, demand or otherwise.

     Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Demand Loan Agreement due to the Borrower's failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 2% above the rate of interest otherwise applicable thereto, which interest shall be compounded daily and payable on demand. The foregoing shall in no way affect the Bank's right to exercise any of its rights or remedies, including those provided in the Demand Loan Agreement arising upon such failure to pay or otherwise.

     All payments under this Note shall be made at the head office of the Bank at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Bank may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds.

     The Borrower may prepay this Note in whole or in part at any time upon the terms provided in the Demand Loan Agreement. Amounts so paid and other amounts may be borrowed and reborrowed by the Borrowers hereunder from time to time as provided in the Demand Loan Agreement.

     This Note is the "Demand Note" referred to in, and is entitled to the benefits of, the Demand Loan Agreement and other agreements and instruments evidencing and/or securing the indebtedness hereunder (the "Demand Loan
                                                            -----------
Documents"), which Demand Loan Documents are
---------
hereby incorporated herein by reference; but neither this reference to the Demand Loan Documents nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note as herein provided.

     The Borrower hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which the Bank is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Demand Loan Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances the Bank should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided,
                                                                     --------
however, that in the event there is a change in the law which results in a
-------
higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Borrower and the Bank.

     If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Borrower will pay reasonable attorneys' fees to the holder hereof (including without limitation any allocation costs of the Bank's in-house counsel) together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Borrower or any party to any instrument or agreement securing this Note, all is provided in the Demand Loan Agreement.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to any conflicts of laws provisions contained therein).

WITNESS:                                    MAXWELL SHOE COMPANY INC.


                                            By:
------------------------------                 ------------------------------